Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2022
The undersigned hereby certifies, in accordance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in their capacity as an officer of MediaCo Holding Inc. (the “Company”), that, to his knowledge:
(1)the Form 10-K for the period ended December 31, 2025, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: March 31, 2026

/s/ Debra DeFelice
Debra DeFelice
Executive Vice President, Chief Financial Officer and Treasurer
(Principal Financial Officer)